UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 14, 2006

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Majority Voting. On September 14, 2006, the Board of Directors (the “Board”) of Kimberly-Clark Corporation (the “Corporation”) adopted amendments to the Corporation’s by-laws that provide for (i) a majority voting standard for uncontested director elections and (ii) resignation of an incumbent director who does not receive a majority of the votes cast in an uncontested election. The amendments to the by-laws were adopted as part of the Corporation’s continuing efforts to enhance corporate governance and give stockholders more input into director elections. Under the adopted majority voting standard, a director nominee in an uncontested election is elected if the number of shares voted “for” the nominee exceeds the number of shares voted “against” the nominee. If an incumbent director nominee does not receive a majority of the votes cast, the director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Committee’s recommendation, and publicly disclose its decision within 90 days from the date of certification of the election results. The director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or the Board’s decision. A contested director election will be decided by a plurality vote.

The foregoing summary of the adopted amendments to the Corporation’s by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Corporation’s by-laws, as amended September 14, 2006, a copy of which is incorporated herein by reference to Exhibit (3)b attached hereto. The Corporation’s amended by-laws are also available on the Corporation’s website at www.kimberly-clark.com.

Item 8.01	Other Events.

Annual Election of Directors. The Board also decided to recommend that the Corporation’s stockholders vote at the 2007 Annual Meeting of Stockholders to amend the Corporation’s Certificate of Incorporation to implement annual election of directors. If stockholders approve the amendment, current directors, including those re-elected to three-year terms at the 2007 Annual Meeting, will continue to serve the remainder of their elected terms; and starting with the 2008 Annual Meeting of Stockholders, directors will be elected annually so that by the 2010 Annual Meeting of Stockholders, all directors will be elected annually.

A copy of the Kimberly-Clark Corporation news release dated September 14, 2006 is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit (3)b	By-Laws of Kimberly-Clark Corporation, as amended, September 14,
2006.

Exhibit 99.1	Kimberly-Clark Corporation news release dated September 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: September 18, 2006	By: /s/ Timothy C. Everett
Timothy C. Everett
Vice President and Secretary

EXHIBIT INDEX

Exhibit (3)b	By-Laws of Kimberly-Clark Corporation, as amended, September 14, 2006.

Exhibit 99.1	Kimberly-Clark Corporation news release dated September 14, 2006.